Income Taxes - Summary of Components of The Provision (Benefit) For Income Taxes (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Current:
U.K.	$ 0	$ 0	$ 0
Foreign	1,708	47	114
Current tax expense	1,708	47	114
Deferred:
U.K.	(13,618)	1,650	(5,374)
Foreign	209	116	(106)
Deferred tax expense (benefit)	(13,409)	1,766	(5,480)
Total	$ (11,701)	$ 1,813	$ (5,366)